Exhibit 99.2

 Precision Designed Science For Immunotherapy  INVESTOR PRESENTATIONNASDAQ: PDSB | March 2022

 2  This presentation contains forward-looking statements about PDS Biotechnology Corporation (“PDSB”), and its businesses, business prospects, strategies and plans, including but not limited to statements regarding anticipated pre-clinical and clinical drug development activities and timelines and market opportunities. All statements other than statements of historical facts included in this presentation are forward-looking statements. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those anticipated. Factors that may cause actual results to differ materially from such forward-looking statements include those identified under the caption “Risk Factors” in the documents filed with the Securities and Exchange Commission (“SEC”) from time to time, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law or regulation, PDSB undertakes no obligation to update the forward-looking statements included in this presentation to reflect subsequent events or circumstances.   Forward-Looking Statements

 1  2  4  5  6  Company Overview  Clinical-stage Company developing molecularly targeted immunotherapies to treat cancer and infectious disease  Versamune® and Infectimune™ platforms leverage the body’s own defense systems to induce disease-specific killer T-cells and antibodies to combat cancer and infectious disease  Four Phase 2 oncology clinical trials with multiple readouts anticipated in Q2/Q3  Clinical partnerships with Merck, MD Anderson Cancer Center, National Cancer Institute and Mayo Clinic  Debt free with approximately $65.2M in cash (unaudited) as of December 31, 2021  3  The initial concept for Versamune® and Infectimune™ was developed by Prof. Leaf Huang PH.D., a world renowned pioneer in nanoparticle drug delivery  3

 Versamune® Oncology Platform

 Generate memory T-cells, to enhance durability of response   Generate potency without serious systemic side effects  Generate the right type and quantity of effective CD8+ killer T-cells  15-30%  Success in checkpoint inhibitor treatments due to low CD8+ T-cell response*  Versamune® is designed to promote powerful, CD8+ killer T-cell responses in vivo  The PDS Biotech Differentiation  Versamune®-based therapies also show promising potential to:  *Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   5

Versamune® Platform

Designed to Recruit, Train and Arm T-cells in the Body


INJECTION SITE
LYMPH NODE
TUMOR SITE
Immunotherapy
Triggers release of Type I FNs
Dendritic cell
Tumour antigen
MHC class I
TCR
CD8+ killer T-cell
Type I IFNs
MHC class II
TCR
CD4+ helper T-cell
Activated CD8+ killer T-cell
IL-2
IFNγ
TNF
Activated CD4+ helper T-cell
Granzyme-b
IFNγ
Tumor cells destroyed

1 **Recruits** T-cells to lymph nodes → **2** **Trains** T-cells to target tumors → **3** **Arms** T-cells to kill tumor cells

References: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536. Smalley Rumfield C et al. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.

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Versamune® Platform

Versamune®-based oncology pipeline is being developed in partnership with the leaders in immuno oncology

Candidate	Indication	Combination	PC	P1	P2	P3	R	Partner(s)
PDS0101 (HPV16) *VERSATILE-002*	**Recurrent/metastatic HPV16-positive head and neck cancer** **Arm 1: CPI naïve 1st line treatment** **Arm 2: CPI refractory 2nd or 3rd line treatment**	KEYTRUDA (standard of care)	■	■	■			MERCK
PDS0101 (HPV16) *NCI-led Triple Combination*	**HPV-positive anal, cervical, head and neck, penile, vaginal, vulvar cancers** **Arm 1: CPI naive 2nd line treatment** **Arm 2: CPI refractory 3rd line treatment**	Bintrafusp and M9241	■	■	■			NIH NATIONAL CANCER INSTITUTE
PDS0101 (HPV16) *IMMUNOCERV*	**1st line treatment of locally advanced (IB3-IVA) cervical cancer**	Chemo-radiation (standard of care)	■	■	■			THE UNIVERSITY OF TEXAS MD Anderson Cancer Center
PDS0101 (HPV16) Mayo Clinic	**Pre-metastatic HPV-associated oropharyngeal cancer (OPSCC)** **Arm 1: PDS0101 monotherapy** **Arm 2: PDS0101 + KEYTRUDA**	KEYTRUDA (standard of care)	■	■	■			MAYO CLINIC
PDS0102 (TARP)	**TARP-associated AML, prostate and breast cancers**	TBD	■					NIH NATIONAL CANCER INSTITUTE
PDS0103 (MUC1)	**MUC-1 associated breast, colon, lung, ovarian and other cancers**	TBD	■					NIH NATIONAL CANCER INSTITUTE
PDS0104 (TRP2)	**Melanoma**	TBD	■					

Reference: Data on file.

PDS Biotech Funded | Partner Co-Funded

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PDS0101: Lead Asset

Designed to treat human papillomavirus (HPV16)-associated cancers

$6B Market Opportunity[1]

More than **46,000**[2] patients were estimated to have been diagnosed last year with HPV-associated cancers in the US[1,2]

HPV vaccination is **not** expected to impact the rate of HPV-related cancer incidence for decades

Existing immunotherapies cost **$150,000+** annually per patient[1]

[1]Company estimates based on CDC data. Assessments have not been adjusted to reflect HPV16-expression
[2]CDC website

US HPV-associated cancer incidence[2]


Penile
3%
Vaginal
2%
Vulvar
9%
Anal
16%
Head + Neck
44%
Cervical
26%

Reference: Data on file.

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 0  5  10  15  Median Survival In Patients   Naïve Patients   Refractory Patients   Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies.   PDS0101: Triple Combination Promising survival of patients with advanced refractory HPV16-associated cancers   PDS0101 + Bintrafusp alfa + M9241Indications targeted in study–cervical, anal, head and neck, vaginal, penile   As of 12/31/21: 37 patients (30 HPV16 positive) evaluatedStudy progressing and recruiting; updates will be provided in the future  3 – 4 mo.   Survival: 7–11 mo.   Survival: 12+ mo.3:1 ratio refractory to naïve patients   Check Point Inhibitor  Patient Median Survival - Months  9

 *These numbers reflect data as of evaluation of 25 patients; numbers will change as more patients undergo evaluation, includes both CPI refractory and naïve patients.  PDS0101: Triple Combo Versamune® induced HPV-16 CD8+ killer T-cells   0%  25%  50%  75%  HPV-16 Positive   HPV-16 Negative   Historical Check Point Inhibitor Efficacy   0% (0/7)  12% -24%  Triple Combo: PDS0101 + bintrafusp alfa + M9241 Advanced cancer patients with tumor shrinkage who had failed prior therapy  67% (12/18)*   Reference: Strauss J. et al. Phase II evaluation of the triple combination of PDS0101, M9241, and Bintrafusp alfa in patients with HPV 16 positive malignancies. Presented at: American Society of Clinical Oncology 2021 Annual Meeting; June 4-8, 2021; Virtual. Abstract: 2501.   10  Percent of Patients

Phase 2: PDS0101 + KEYTRUDA®

Company-sponsored trial for the treatment of HPV16-positive metastatic/recurrent head and neck cancer (VERSATILE-002)

Indication	Treatment of patients with HPV16-positive head and neck cancer whose cancer has spread or returned
Clinical Agents	KEYTRUDA®(Standard of Care): Anti-PD1 checkpoint inhibitor (ORR ~20%) PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells
Study Goals	Group 1: Objective response rate (ORR) as first-line treatment in checkpoint inhibitor (CPI) naïve patients Group 2: ORR in patients who have failed checkpoint inhibitor therapy (CPI refractory)
Achieved	Safety data presented at Head and Neck Symposium Q1 2022 Preliminary efficacy data released; achieved initial efficacy milestone Q1 2022 in Group 1
Timing	Detail preliminary efficacy data to be presented at a conference in 2022
Trial Partner	MERCK

Confirmation that PDS0101 enhances the therapeutic benefit of checkpoint inhibitors could expand evaluation of Versamune®-based therapies in multiple cancer indications

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Phase 2: PDS0101 + Chemoradiotherapy

Investigator-led trial evaluating the combination in patients with locally advanced cervical cancer (IMMUNOCERV)

Indication	Treatment of patients with locally advanced cervical cancer–Stages IB3-IVA
Clinical Agents	Chemoradiotherapy (CRT –Standard of Care): Cisplatin and radiation therapy PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells
Study Goals	Safety, rate of regression and local control in patients with primary tumor ≥5cm (n=35 patients)
Timing	Preliminary data anticipated late Q2/early Q3 2022
Trial Partner	THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

If successful, this study could support further investigation of Versamune®-based immunotherapies in combination with chemotherapy or CRT to treat multiple cancers

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Phase 2: PDS0101 Monotherapy and in Comb. with KEYTRUDA®

Investigator-led trial evaluating treatments in patients with HPV-associated oropharyngeal cancer with high risk of recurrence

Indication	Treatment of patients with oropharyngeal cancer prior to transoral robotic surgery
Clinical Agents	KEYTRUDA®: Cisplatin and radiation therapy PDS0101: Versamune®-based immunotherapy generating HPV-specific CD8+ and CD4+ T-cells
Study Goals	Safety, rate of regression and local control in patients transoral robotic surgery
Timing	Approved by the IRB and anticipate enrollment will begin in Q1
Trial Partner	MAYO CLINIC

If successful, this study could support the expansion of PDS0101 to earlier stage disease

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 CFA + TARP (1-20)  X  PDS0102: TARP Antigen Versamune®-induced CD8+ killer T-cells may result in the ability to treat TARP positive AML and prostate cancers  Pre-Clinical Optimization Studies1: TARP-Specific T-cell Induction after 2 injections of PDS0102  1 Reference: Wood LV et al, Oncoimmunology, 2016, Vol. 5 (8)CFA –Complete Freund’s Adjuvant a highly potent immune activator not used in humans due to potentially lethal toxicity *Reference: Surveillance Research Program, National Cancer Institute SEERAssumes $150K for annual course of therapy; in line with current immunotherapy treatment.Assessments have not been adjusted to reflect TARP expression, which is currently unknown by tumor type  $40B   TARP Total Market Opportunity*  Announced license with NCI TARP antigens  Number of TARP-Specific T-cells(Interfer on-y spot forming cells per million splenocytes)  0  100  200  300  400  500  600  700  800  900  1000  100 spots/million cells Strong T-cell response level  Range of observed T-cell responses with PDS0102  IFN-y ELISPOT Study  Versamune® + TARP (1-20)  X  3  14

PDS0103: MUC1 Antigen

Greater quantity and quality of Versamune®-induced CD8+ killer T-cells may result in the ability to treat breast, ovarian, lung, and colon cancers

$100B MUC1 Total Market Opportunity*

Induced a >10-fold number of polyfunctional (highly potent) MUC1 specific CD8+ T-cells



# of Antigen-Recognizing CD8+ T- Cells
IFN-γSpot Forming Cells/1X106Spleen Cells
Adjuvant* + MUC1 Antigen
4-Combo Adjuvant + MUC1 Antigen
Versamune® + MUC1 Antigen (PDS0103)
Polyfunctional T-Cells
Monofunctional T-Cells

*References: Surveillance Research Program, National Cancer Institute SEER, Cancer Institute SEER, Assumes $150K for annual course of therapy; in line with current immunotherapy treatment, Assessments have not been adjusted to reflect MUC1-expression, which is currently unknown by tumor type
Adjuvant = cytokine GMCSF
J. Immunology, 2019 (202),1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42):5906.

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Projected Milestones Through 1Q 2023*

		1H21	2H21	1Q22	2Q22	3Q22	4Q22	1Q23
PDS0101	Interim data from HPV-associated cancer trial ASCO - (NCI)	✓						
PDS0101	Preliminary data from VERSATILE-002 (KEYTRUDA® combo) (go, no go)			✓				
PDS0101	Achieved enrollment objective of HPV-associated cancer trial CPI refractory arm (NCI)			✓				
PDS0101	Anticipated updated efficacy data from NCI trial				■			
PDS0101	Anticipated updated efficacy data from VERSATILE-002 (KEYTRUDA® combo)				■	■		
PDS0101	Anticipated preliminary data from IMMUNOCERV (MD Anderson)				■	■		
PDS0101	Anticipate preliminary efficacy data from Mayo Clinic IIT						■	■
PDS0103	Estimated IND approval / Planned initiation of Phase 1/2 clinical trial in MUC1-related cancers						■	

*Based on current enrollment and forecast modeling as of March 2022. Subject to change.

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 Infectimune™ Infectious Disease Platform

PDS Biotech's Infectimune™ Pipeline

Developed in partnership with leaders in infectious disease

Candidate	Indication	PC	P1	P2	P3	R	Partner(s)
PDS0202 (influenza)	Universal prevention of influenza						NIH National Institute of Allergy and Infectious Diseases
PDS0203 (SARS-CoV-2)	Prevention of COVID-19						Farma core
PDS0201 (M-tuberculosis)	Prevention of tuberculosis						Farma core

PDS Biotech Funded | Partner Co-Funded

*Consortium of PDS Biotech, Farmacore Biotechnology. Funding provided by The Ministry of Science, Technology and Innovation of Brazil ("MCTI").
Reference: Data on file.

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 PDS0202: Universal Prevention of Influenza Provided Effective Neutralization Against Multiple Strains of Flu Viruses in Preclinical Study  Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune™+ COBRA) Universal flu formulation.   Average HAI Neutralization Titer Levels Induced by PDS0202 for Various Flu Strains vs Required Levels  40  590  200  AVERAGE HAI NEUTRALIZATION INEFFECTIVE ZONE  760  800  8  10  10  7  H1 flu protein + Infectimune  H1 flu protein  Average HAI Titers  A / California / 07 / 2009  A / Michigan / 15 / 2014  A / Brisbane / 02 / 2018 (BR18)  A / Guangdong-Maonan / SWL1536 / 2019 (GD19)  H1N1 Strains  19

PDS0202: Universal Prevention of Influenza

Provided Protection in Preclinical Study in Keeping Subjects Alive and Healthy Against Challenge with Flu Virus



% of Protection of Subjects Challenged with the Flu Virus
% of Protection
0%
0%
30%
0%
100%
100%
100%
100%
Alive
Healthy
Control
Alive
Healthy
High-Dose Flu Proteins
Alive
Healthy
PDS0202 (Low-Dose)
Alive
Healthy
PDS0202 (High-Dose)
Treatment Regimen

Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune™+ COBRA) Universal flu formulation.

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20  Infectimune™ Pipeline Highlights  Announced agreement for license with University of Georgia for universal flu antigens Top-line preclinical data releasedPreclinical data to be submitted to peer reviewed journal for publication and future conferences  Agreement with Farmacore extended through May 2022 Scale up and manufacturing currently in process  Universal Flu  COVID  21

 PDS Biotech ManagementHistorical success in the development and commercialization of leading pharmaceutical products  Timing  Safety data confirmed and released Q4 2021Preliminary efficacy data anticipated Q1 2022  Frank Bedu-Addo, PHDChief Executive Officer  Senior executive experience with management of strategy and execution at both large pharma and biotechsNotable drug development: Abelcet® (Liposome Company/ Elan) PEG-Intron® (Schering-Plough/ Merck)  Matthew HillChief Financial Officer  20 years of financial and operational leadership roles for life sciences companiesFormer Chief Financial Officer of several publicly traded companies  Lauren V. Wood, MDChief Medical Officer  30 years of translational clinical research experienceFormer Director of Clinical Research at National CancerInstitute Center for Cancer Research (Cancer Vaccine Branch)   Gregory Conn, PHDChief Scientific Officer  Co-founder35 years of drug development experience In-depth experience with biotech drug discovery, product development and manufacturing  22

 1  2  4  5  6  Company Overview  Clinical-stage Company developing molecularly targeted immunotherapies to treat cancer and infectious disease  Versamune® and Infectimune™ platforms leverage the body’s own defense systems to induce disease-specific killer T-cells and antibodies to combat cancer and infectious disease  Four Phase 2 oncology clinical trials with multiple readouts anticipated in Q2/Q3  Clinical partnerships with Merck, MD Anderson Cancer Center, National Cancer Institute and Mayo Clinic  Debt free with approximately $65.2M in cash (unaudited) as of December 31, 2021  3  The initial concept for Versamune® and Infectimune™ was developed by Prof. Leaf Huang PH.D., a world renowned pioneer in nanoparticle drug delivery  23

 Precision Designed Science  INVESTOR PRESENTATIONNASDAQ: PDSB | March 2022